Exhibit 99.1

MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online or by phone instead of mailing this card. DESIGNATION (IF ANY) Votes submitted electronically must be ADD 1 ADD 2 received by X:XXpm, on Month Day, 2019. ADD 3 ADD 4 ADD 5 Online ADD 6 If no electronic voting, Go delete to www. QR envisionrepor code and control ts.com/avp # or scan the QR code — login details are Ä located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.envisionreports.com/avp Special Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 3. + For Against Abstain 1. Adoption of the Agreement and Plan of Mergers, dated May 22, 2019, referred to as the Merger Agreement, by and among Avon Products, Inc., a New York corporation (Avon), Natura Cosmticos S.A., a corporation (sociedade annima) incorporated under the laws of the Federative Republic of Brazil (Natura Cosmticos), Natura &Co Holding S.A., a corporation (sociedade annima) incorporated under the laws of the Federative Republic of Brazil (Natura &Co Holding), Nectarine Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Natura & Co Holding (Merger Sub I), and Nectarine Merger Sub II, Inc., a Delaware corporation and a direct wholly owned subsidiary of Merger Sub I (Merger Sub II), pursuant to which Avon will become a wholly owned direct subsidiary of Natura &Co Holding, which transaction, collectively with the other transactions contemplated by the Merger Agreement, is referred to as the Transaction. 2. Approval, by a non-binding, advisory vote, of the compensation that may become payable to Avon’s named executive officers in connection with the Transaction. 3. Approval of one or more adjournments of the special meeting of the shareholders of Avon (the Avon Special Meeting) to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Avon Special Meeting to adopt the Merger Agreement. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 425893 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 033JGI + + Proposals — The Board of Directors recommends A a vote FOR Proposals 1 – 3. 1. Adoption of the Agreement and Plan of Mergers, dated May 22, 2019, referred to as the Merger Agreement, by and among Avon Products, Inc., a New York corporation (“Avon”), Natura Cosméticos S.A., a corporation (sociedade anônima) incorporated under the laws of the Federative Republic of Brazil (“Natura Cosméticos”), Natura &Co Holding S.A., a corporation (sociedade anônima) incorporated under the laws of the Federative Republic of Brazil (“Natura &Co Holding”), Nectarine Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Natura & Co Holding (“Merger Sub I”), and Nectarine Merger Sub II, Inc., a Delaware corporation and a direct wholly owned subsidiary of Merger Sub I (“Merger Sub II”), pursuant to which Avon will become a wholly owned direct subsidiary of Natura &Co Holding, which transaction, collectively with the other transactions contemplated by the Merger Agreement, is referred to as the Transaction. Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 2. Approval, by a non-binding, advisory vote, of the compensation that may become payable to Avon’s named executive officers in connection with the Transaction. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Proxy Card For Against Abstain 3. Approval of one or more adjournments of the special meeting of the shareholders of Avon (the “Avon Special Meeting”) to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Avon Special Meeting to adopt the Merger Agreement. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 2 5 8 9 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/avp or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/avp Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by X:XXpm, on Month Day, 2019. Your vote matters – here’s how to vote! Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/avp Notice of Special Meeting of Shareholders Proxy Solicited by Board of Directors for Special Meeting of Shareholders — Month Day, 20XX Ginny Edwards and Meridith Krell (the “Proxies”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present (including full power of substitution), at the special meeting of the shareholders of Avon Products, Inc. to be held on Month Day, 20XX or at any postponement or adjournment thereof (the “Avon Special Meeting”). The undersigned also provide(s) instructions to Great-West Trust Company, LLC, as trustee (the “Trustee”), to vote shares of the undersigned allocated, respectively, to accounts the undersigned may have under the Avon Personal Savings Account Plan (the “PSA Plan”) which are entitled to be voted at the Avon Special Meeting. If shares are held in the PSA Plan, you may direct the Trustee as to how to vote such shares by mailing this proxy card or by sending your voting instructions via Internet or telephone. The Trustee will vote those shares as instructed if proper instructions are received before the close of business on Month Day, 20XX. If proper instructions are not received before the close of business on Month Day, 20XX, your shares cannot be voted by the Trustee. This proxy, when properly executed, will be voted as directed by the undersigned. If no such directions are indicated: • all shares owned of record by the undersigned will be voted FOR proposals 1, 2 and 3. • shares allocated under the PSA Plan WILL NOT BE VOTED. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Avon Special Meeting. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Avon Special Meeting. (Items to be voted appear on reverse side) AVON PRODUCTS, INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + The 2019 Special Meeting of Shareholders of Avon Products, Inc. will be held on <Day, Month Date, 20XX at X:XXpm>, virtually via the internet at www.meetingcenter.io/<MeetingID>. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — ABC2018. 2019 Special Meeting Admission Ticket 2019 Special Meeting of Avon Products, Inc. Shareholders <Month Day, 20XX, X:XXpm> <Venue> <Street, City, State> Upon arrival, please present this admission ticket and photo identification at the registration desk.